EXHIBIT 32.1

SECTION 1350 CERTIFICATION

BY CHIEF EXECUTIVE OFFICER

I, Richard E. Stoddard, Chief Executive Officer of Kaiser Ventures LLC (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The amended Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended September 30, 2001 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2004	/s/ Richard E. Stoddard
Richard E. Stoddard
Chairman of the Board, President & CEO

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.